Investor Presentation Symbol: SRCE www.1stsource.com

Except for historical information, the matters discussed may include “forward-looking statements.” Generally, words such as “believe,” “possible,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “contemplate,” “seek,” “plan,” “assume,” “targeted,” “continue,” “remain,” “should,” “indicate,” “would,” “may” indicate forward-looking statements. Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source’s competitive position within its markets served; increasing consolidation within the banking industry; unforeseen changes in interest rates; unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward- looking statements. Forward-looking Statement Disclosure 2

 $4.86 billion bank holding company  Headquartered in South Bend, Indiana since 1863  Diversified banking model, offering personal and business banking, specialty finance, investment management, trust & estate planning, insurance sales and mortgage banking operations  National specialty finance markets include aircraft, construction equipment, medium and heavy duty trucks, and leasing and rental car agencies  1st Source Corporation Locations: − 80 community banking centers in 17 counties with 2 new banking centers in development − 8 trust & wealth management locations with approximately $4 billion in assets under management − 8 insurance locations − 22 specialty finance locations nationwide − 1,100 FTEs 1st Source Corporation Company Overview Community Banking Franchise 3

History, Values, Mission, and Vision 4

Experienced and Proven Team 5 Executive Team  7 executives with an average 37 years of banking experience and 24 years with 1st Source Business Banking Officers  39 business banking officers with an average 23 years of lending experience and 12 years with 1st Source Specialty Finance Group Officers  26 specialty finance group officers with an average 28 years of lending experience and 12 years with 1st Source

Community Banking Market Area Higher education Regional medical hub Medical devices Recreational vehicle manufacturing Agriculture Steel production Distribution hub 17 – County Market Market Households 788,652 Client Households 99,897 Penetration 12.7% Businesses (approx) 74,600 Business Clients 14,545 Penetration 19.5% As of December 31, 2014 6

$500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 June 08 June 09 June 10 June 11 June 12 June 13 June 14 1st Source Wells Fargo Chase Lake City Bank TCU Fifth Third PNC Deposit Market Share – 15 County Market* Data as of June 2014 – FDIC (via Bancography) 2014 12.05% *Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. Leading Market Share in Community Banking Markets ($000) 7 7.82% 7.91% 7.71% 6.58% 4.57% 4.51%

 Three new banking centers in Fort Wayne and Columbia City  Six banking centers remodeled  Feature side-by-side banking with banker at your side, sharing their screen and work space  Future banking center improvements in outlying markets Growth Opportunities in Fort Wayne Market 8 $8 Million Investment Completed in 2014

 Aircraft Financing − Aircraft financing consists of financings for new and used general aviation aircraft (including helicopters) for private and corporate aircraft users, aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators  Auto and Light Truck Division − Auto/light truck rental consists of financings to automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicles  Construction Equipment Financing − Construction equipment financing includes financing of equipment (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) to the construction industry  Medium and Heavy Duty Truck Division − The medium and heavy duty truck division provides financing for highway tractors and trailers and delivery trucks to the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills Specialty Finance Group Services 9

Financial Results 10

Noninterest bearing Checking 21% CD & IRA 26% Savings & Interest bearing checking 53% 1808 1926 2007 2041 1150 1084 999 988 616 691 762 788 0 500 1000 1500 2000 2500 3000 3500 4000 2012 2013 2014 2015 Q1 Noninterest bearing checking CD & IRA Savings & Interest bearing checking Total Deposits 3574 3701 3768 3817 Deposit Composition 11 Deposits By Type (3/31/15) Total Average Deposits ($MM)

Deposit Rates 1.24% 0.87% 0.61% 0.45% 0.30% 0.33% 0.27% 0.00% 0.50% 1.00% 1.50% 2010 2011 2012 2013 2014 2014 YTD 2015 YTD Cost of Total Average Deposits (%) 12

Medium and heavy duty truck $243M 7% Construction equipment financing $406M 11% Aircraft financing $712M 19% Auto and light truck $401M 11% Commercial and agricultural loans $714M 19% Commercial real estate $609M 17% Residential real estate $444M 12% Consumer $145M 4% Loans By Type (3/31/15) Total Average Loans and Leases ($MM) Loan Distribution and Performance 13 3209 3434 3640 3674 0 625 1250 1875 2500 3125 3750 2012 2013 2014 2015 Q1

Loan Yields 5.53% 5.33% 5.02% 4.69% 4.42% 4.45% 4.36% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 2010 2011 2012 2013 2014 2014 YTD 2015 YTD Return on Net Loans and Leases (%) 14

Strong Credit Quality 2.83 2.64 2.50 2.35 2.31 2.30 2.81 2.28 1.25 1.29 1.13 0.73 0.66 0.27 0.13 0.02 0.06 0.04 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2010 2011 2012 2013 2014 2015 YTD Loan & Lease Loss Reserve Nonperforming Assets Net Charge-Offs % of Net Loans and Leases 15 * Note: 2015 YTD net charge-offs have been annualized

Net Interest Margin (FTE) 150.9 150.9 153.8 158.6 162.2 39.1 39.9 3.59 3.69 3.69 3.67 3.59 3.59 3.58 0.0% 1.4% 2.8% 4.1% 5.5% $0 $30 $60 $90 $120 $150 $180 2010 2011 2012 2013 2014 2014 YTD 2015 YTD Net Interest Income ($MM) Net Interest Margin (%) 16 Maintained Net Interest Margin

Trust and wealth management fees 23% Equipment rental income 26% Other income 15% Debit card income 12% Service charges on deposit accounts 11% Mortgage banking income 6% Insurance commissions 7% Noninterest Income Composition YTD 3/31/15 = $19.8M Diverse Sources of Noninterest Income Assets Under Management of $4.0B Insurance commissions provide additional diversification YTD 12/31/14 = $77.9M Trust and wealth management fees 24% Equipment rental income 22% Other income 17% Debit card income 12% Service charges on deposit accounts 11% Mortgage banking income 7% Insurance commissions 7% Assets Under Management of $4.0B 17

Personnel expense 55% Other expense 45% YTD 3/31/15 = $38.1M Noninterest Expense YTD 12/31/14 = $150.0M Personnel expense 54% Other expense 46% Efficiency ratio: 60.62% Efficiency ratio: 62.10% Noninterest Expense Composition 18

Net Income and Earnings Per Share 41.24 48.20 49.63 54.96 58.07 13.63 13.51 1.21 1.96 2.02 2.23 2.39 0.55 0.56 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $0 $10 $20 $30 $40 $50 $60 $70 2010 2011 2012 2013 2014 2014 YTD 2015 YTD Net Income EPCS (Diluted) ($MM) Record Net Income 19

Strong Capital Position 15.34% 16.51% 15.57% 15.86% 15.89% 15.80% 10.39% 11.72% 11.47% 12.08% 12.16% 12.50% 9.12% 10.18% 10.56% 10.76% 11.15% 11.29% 4.0% 8.0% 12.0% 16.0% 20.0% 2010 2011 2012 2013 2014 2015 Q1 Total Risk-Based Capital/ Risk-Weighted Assets Tier 1 Leverage Ratio Tangible Common Equity/ Tangible Assets 10% = “Well Capitalized” 5% = “Well Capitalized” 20 Common Equity Tier 1/Risk-Weighted Assets = 13.09%; “Well Capitalized” = 6.50%

$0.45 $0.53 $0.56 $0.58 $0.59 $0.61 $0.64 $0.66 $0.68 $0.71 $0.36 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD Common Dividends per Share 21 27 Years of Consecutive Dividend Growth

Tangible Book Value Per Common Share $15.01 $15.56 $16.44 $18.02 $19.43 $20.52 $22.17 $22.61 $10.00 $15.00 $20.00 $25.00 2008 2009 2010 2011 2012 2013 2014 2015 Q1 Consistent Growth 22

* Assumes $100 invested on December 31, 2009, in 1st Source common stock, NASDAQ market index and peer group index. Total return assumes reinvestment of dividends. Comparison of Five Year Cumulative Total Return* 23 1st Source Growth of 146% vs. Peer Group Growth of 95%

Performance Recognition 24

 Consistent and superior financial performance  Experienced and proven team  Diversification of product mix and geography with asset generation capability  Leading market share in community banking markets  Stable credit quality, strongly reserved  Strong capital position provides opportunity for increased shareholder return showcased by 27 consecutive years of dividend growth  Potential growth in new market areas  Investing in future growth  Balance Sheet is asset sensitive – positioned for rising rates over time Investment Considerations 25

Contact Information Christopher J. Murphy III Chairman of the Board and CEO (574) 235-2711 Murphy-C@1stsource.com Andrea G. Short CFO and Treasurer (574) 235-2348 ShortA@1stsource.com 26